UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2023

PRECIGEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-36042	26-0084895
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of principal executive offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	PGEN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Precigen, Inc. (the “Company”) hereby furnishes the following estimates with respect to its preliminary financial updates as of December 31, 2022:

•      Cash, cash equivalents, short-term and long-term investments totaled approximately $56.0 million as of December 31, 2022;

•      Restricted cash of approximately $43.7 million as of December 31, 2022, of which approximately $43.4 million was restricted for certain permitted purposes, including the resolution of the Company’s outstanding 3.50% convertible senior notes due 2023; and

•      The face value of the Company’s outstanding 3.50% convertible senior notes due 2023 as of December 31, 2022 was approximately $43.4 million and convertible into approximately 2,542,000 shares of the Company’s common stock.

The information set forth above is preliminary and unaudited and reflects preliminary financial information as of and for the year ended December 31, 2022. In preparing this information, the Company’s actual results for the year ended December 31, 2022 have not yet been finalized by management or reviewed or audited by the Company’s independent registered public accounting firm. The foregoing results are also not a comprehensive statement of financial results as of and for the year ended December 31, 2022. Subsequent information or events may lead to material differences between the foregoing preliminary financial information and those reported in the Company’s subsequent SEC filings. Accordingly, investors should not place undue reliance on this preliminary financial information.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 is a copy of a press release of the Company, dated January 24, 2023, providing an overview of certain research and development updates that the Company intends to present during a conference call.

This information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release issued by Precigen, Inc., dated January 24, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precigen, Inc.

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

Dated: January 24, 2023